Exhibit 99.1

Company Overview Evolution and Outlook Fiscal Year 2024 Investor Presentation

Forward Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company is discussing its beliefs, estimates or expectations as to future events. These statements are not historical facts or guarantees of future performance but instead represent only the Company’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside the Company’s control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. The principal risks and uncertainties that may affect the Company’s actual performance include the following: the cyclical and seasonal nature of the Company’s businesses; fluctuations in public infrastructure expenditures; adverse weather conditions; the fact that our products are commodities and that prices for our products are subject to material fluctuation due to market conditions and other factors beyond our control; the availability and fluctuations in the cost of raw materials; changes in the costs of energy, including, without limitation, natural gas, coal and oil, and the nature of our obligations to counterparties under energy supply contracts, such as those related to market conditions (for example, spot market prices), governmental orders and other matters; changes in the cost and availability of transportation; unexpected operational difficulties, including unexpected maintenance costs, equipment downtime and interruption of production; material nonpayment or non-performance by any of our key customers; inability to timely execute announced capacity expansions; difficulties and delays in the development of new business lines; governmental regulation and changes in governmental and public policy (including, without limitation, climate change and other environmental regulation); possible outcomes of pending or future litigation or arbitration proceedings; changes in economic conditions or the nature or level of activity in any one or more of the markets or industries in which the Company or its customers are engaged; severe weather conditions (such as winter storms, tornados and hurricanes) and their effects on our facilities, operations and contractual arrangements with third parties; competition; cyber-attacks or data security breaches; increases in capacity in the gypsum wallboard and cement industries; changes in the demand for residential housing construction or commercial construction or construction projects undertaken by state or local governments; the availability of acquisitions or other growth opportunities that meet our financial return standards and fit our strategic focus; risks related to pursuit of acquisitions, joint ventures and other transactions or the execution or implementation of such transactions, including the integration of operations acquired by the Company; general economic conditions, including inflation and recessionary conditions; and changes in interest rates and the resulting effects on the Company and demand for our products. For example, increases in interest rates, decreases in demand for construction materials or increases in the cost of energy (including, without limitation, natural gas, coal and oil) or the cost of our raw materials could affect the revenue and operating earnings of our operations. In addition, changes in national or regional economic conditions and levels of infrastructure and construction spending could also adversely affect the Company’s result of operations. Finally, any forward-looking statements made by the Company are subject to the risks and impacts associated with natural disasters, pandemics or other unforeseen events, including, without limitation, the COVID-19 pandemic and responses thereto designed to contain its spread and mitigate its public health effects, as well as their impact on economic conditions, capital and financial markets. These and other factors are described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and subsequent quarterly and annual reports upon filing. These reports are filed with the Securities and Exchange Commission. All forward-looking statements made herein are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed herein will increase with the passage of time. The Company undertakes no duty to update any forward-looking statement to reflect future events or changes in the Company’s expectations.

Eagle Materials Company Overview

- Founded in 1963 as a subsidiary of Centex Corp.
  - Completed the IPO in 1994 and stock began trading on the NYSE
  - In 2004, Centex spun off Centex Construction Products which became Eagle Materials Inc. (NYSE: EXP)
- Two primary business lines: Portland cement and gypsum wallboard
  - Basic building products used in construction: primarily in infrastructure, residential, repair and remodel, and to a lesser degree non-residential
- Well-recognized as a low-cost producer through cycles
  - 100% of revenues are generated within the US
- Geographically diverse across the US heartland and sunbelt with 70 production facilities
  - No one customer accounts for more than 10% of revenue; top 10 customers represent approximately 30%

Revenue (FYE March 31, $ in millions)



$1,623
$1,862
$2,148
FY21
FY22
FY23

Adjusted EBITDA[1] & Margin (FYE March 31, $ in millions)



$571
$657
$782
35%
35%
36%
FY21
FY22
FY23

[1] Adjusted EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations Margin are non-GAAP measures; Margin is calculated as Adjusted EBITDA from Continuing Operations divided by Revenue; see appendix for reconciliation

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Who We Are We Manufacture Necessities Not Luxuries • Our two major product lines are Portland cement (“Heavy” materials) and gypsum wallboard (“Light” materials), today proportionately 50/50 • Both building products have essential roles in the growth and renewal of America • We strategically operate with limited vertical integration, e.g., meaning distribution and ready-mix concrete • We own virtually all our raw material and enjoy relative self-sufficiency with many decades of supply that is highly proximate to our production facilities Operating Earnings + DD&A by Segment for FYE Mar-23 ($ in millions) Gypsum Wallboard $374 46% Recycled Paperboard 5% $40 4% Concrete and Aggregates 45% $36 Cement $360

Eagle Materials: Financial Evolution In Millions, Annual at March Year-End    Revenue $2,387 Heavy $579 Light 2011 2023 (Trough) Through investments and acquisitions, we’ve grown from a balanced sales contribution between our businesses a decade ago to a greater Heavy materials contribution today Operating Earnings + DD&A $810 $109 2011 2023 (Trough) Our operating earnings + DD&A have continued to show a balanced earnings contribution across our Heavy and Light materials businesses “Heavy” materials includes cement, concrete and aggregates, cement intersegment revenue as well as our proportionate share of JV “Light” materials includes wallboard and paperboard and paperboard intersegment revenue

Comparative on Peer Profit Margins Pre-Tax Margin % (Latest Fiscal Year) 30.0 27.4    20.0 17.7 17.8    14.1 15.0    10.8    10.0 –    Eagle Heavy Peers Light Peers Pre-Tax Margin % (10-Year Average)1 30.0 21.0    20.0 14.1    11.5    8.9 9.6    10.0 1.7    –    Eagle Heavy Peers Light Peers EBITDA Margin % (Latest Fiscal Year) 40.0 33.7    30.0 28.0    23.1 23.7    19.0    20.0 14.0    10.0 –    Eagle Heavy Peers Light Peers EBITDA Margin % (10-Year Average)1 40.0 29.5    30.0 24.3 24.7    20.0 17.8 18.2    11.4    10.0 –    Eagle Heavy Peers Light Peers Source: Factset; EBITDA Margin % is a non-GAAP measure. Note: Heavy Peers include VMC, MLM, SUM, and ACA. “Light Peers” represents median of Light materials peers. Light Peers include SSD, DOOR, PGTI, JHX, OC, JELD, AWI, and LPX. 1 Represents average of available data when 10 years of data is unavailable.

Comparative on Peer Return on Capital Return on Equity % (Latest Fiscal Year) 40.0 39.8    30.2    30.0 20.0 14.3    11.8 12.5    8.8    10.0 –    Eagle Heavy Peers Light Peers Return on Equity % (10-Year Average)1 40.0 30.0 21.4    20.0 16.0    10.5    8.4    10.0 6.5    2.7    –    Eagle Heavy Peers Light Peers Return on Invested Capital % (Latest Fiscal Year) 30.0 21.0    20.0 16.6    9.1    10.0 7.1 7.8    5.3    –    Eagle Heavy Peers Light Peers Return on Invested Capital % (10-Year Average)1 30.0 20.0 12.5    9.6    10.0 6.8    5.5 5.7    1.5    –    Eagle Heavy Peers Light Peers Source: Factset. Note: Heavy Peers include VMC, MLM, SUM, and ACA. “Light Peers” represents median of Light materials peers. Light Peers include SSD, DOOR, PGTI, JHX, OC, JELD, AWI, and LPX. 1 Represents average of available data when 10 years of data is unavailable.

Comparative on Peer Cash Flow Metrics Free Cash Flow Yield % (Latest Fiscal Year)    10.0 8.0 7.9    6.5    6.0    4.0 2.4    2.3    2.0 1.4    0.5    –    Eagle Heavy Peers Light Peers Free Cash Flow Yield % (10-Year Average)1    10.0    8.0 6.3    5.9    6.0 4.4    4.0 3.5 2.8    2.0 2.0    –    Eagle Heavy Peers Light Peers Free Cash Flow Conversion % (Latest Fiscal Year)    70.0 60.0 59.6    50.0 44.9    40.0 31.7    30.0 29.6    20.0 11.6    10.0 3.8    –    Eagle Heavy Peers Light Peers Free Cash Flow Conversion % (10-Year Average)1    70.0 63.7    60.0 51.4    50.0 40.0 35.6 35.8    30.0 29.9    18.1    20.0    10.0 –    Eagle Heavy Peers Light Peers Source: Factset. Note: Heavy Peers include VMC, MLM, SUM, and ACA. “Light Peers” represents median of Light materials peers. Light Peers include SSD, DOOR, PGTI, JHX, OC, JELD, AWI, and LPX. 1 Represents average of available data when 10 years of data is unavailable.

End-Use Applications

US Building Code and Specification Driven

Cement is the essential binding material in concrete which has

- Unrivaled strength, durability, longevity and resilience
- Energy efficiency
- Doesn't burn, rust or rot
- Malleable at the jobsite
- Few practical cement substitutes, and some substitutes have diminishing availability, e.g., fly ash
- Provides comparable if not superior performance in terms of embodied carbon, resilience, safety, and climate adaptability when compared with other building materials

Concrete is the most used building material in the world, and one that is critical for sustainable development

Cement Applications	US End-Use Segments	*Wallboard Applications*
~30%	**Residential Construction and Repair and Remodeling**	**~80%**
~50%	**Infrastructure, Roads and Bridges**	~0%
~20%	**Non-Residential Construction**	~20%

The water molecule imbedded in gypsum **wallboard** chemistry provides an inherent fire resistance benefit that is essential in meeting US construction specifications

There are few practical substitutes, and wallboard is not generally imported to the US from offshore

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Cement US Heartland System Strategic Geographic Focus, Manufacturing Away from US Coastlines (Imports) Plants and Capacities1 (ST2 thousands) Texas Lehigh (50%) 720 Illinois Cement 1,100 Mountain Cement 800 Nevada Cement 550 Central Plains Kansas City 1,300 Central Plains Tulsa 900 Fairborn Cement 980 Kosmos Cement 1,800 8,150 1 Represents cement grinding production capacity; generally, a plant’s cement grinding production capacity is greater than its clinker production capacity 2 One short ton equals 2,000 pounds Eagle Cement Plants    Eagle Cement Terminals

US Cement Consumption and Clinker Capacity Million Metric Tons 120,000 US Clinker Capacity 100,000 80,000 60,000 40,000 20,000 0 2017 2018 2019 2020 2021 2022 Public Residential Nonresidential Other New capacity — and capacity expansion — is constrained due to regulation (NESHAP) Imports will be required again to meet demand Source: Portland Cement Association

Gypsum Wallboard and Paperboard System

US Sunbelt Strategic Geographic Focus


West of Mississippi River
Natural Gypsum
East of Mississippi River
Synthetic Gypsum
Gypsum, CO
700 MMSF
Duke, OK
1,300 MMSF
Albuquerque, NM
425 MMSF
Georgetown, SC
900 MMSF
Bernalillo, NM
550 MMSF
Lawton, OK
390,000 tons
paperboard
AMERICAN
GYPSUM
REPUBLIC
Paperboard Company, LLC

Total Wallboard Design Capacity
~ 4 Billion SF

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Gypsum Wallboard US Demand is Closely Linked with Housing 1400 48 New Home Sales (000) 1200 42 Wallboard Shipments (BSF) 36 1000 30 800 24 600 18 400 12 200 6 0 0 1980 1985 1990 1995 2000 2005 2010 2015 2020 Source: Census Bureau, Gypsum Association

Eagle Materials Strategy Since 2010

Strategy and Investment Directions

		Results
Heavy Side Cement and Con/Agg	*Growth* • Cement • Aggregates	✓ Tripled Cement capacity through acquisitions ✓ Achieved scale materiality ✓ Largest US-only player ✓ Bolt-on aggregates acquisitions
Light Side Wallboard and Paperboard	*Improvement* • Brownfield paper expansion	✓ Remained profitable each year throughout the deepest and longest construction recession in US history ✓ Benchmark margin performance ✓ Benchmark customer satisfaction ✓ Benchmark safety performance ✓ Secure raw materials for 40 years+ ✓ Improved paper capabilities, increasing capacity from 270,000 tons to 390,000+

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Macroeconomic Fundamentals Future Determinants of Profitability Favorable for Eagle Businesses Heavy Side                Winning US Heartland Strategy, Different Than International + Supply + Demand + Substitutes + Structure + Sustainability + Imports + Logistics Light Side Reasons Why Future Cycles May Be More Favorable Than Past

Eagle Materials Capital Allocation $3.0 Billion Over the Last Five Years â–ª Capital Allocation Priorities Remain Unchanged — Investments in Profitable Strategic Growth Opportunities — Investments to Maintain and Improve Existing Assets — Return of Cash to Shareholders through Share Repurchases and Dividends Light-Side Improvement Heavy-Side Growth and Improvement Share Repurchases and Dividends â–ª 38%    Heavy-Side Growth and Improvement (e.g., Acquisitions) â–ª 55%    Return of Cash to Shareholders â–ª 7%    Light-Side Improvement (e.g., Paperboard Expansion)    Note: Includes Fiscal year 2019, 2020, 2021, 2022 and 2023; excludes divested business units

Well-Managed Capital Structure Net Debt/Adj. EBITDA Below 2x (with Exception of Temporary Increase For the Kosmos Acquisition) Kosmos Acquisition 3.1x Plan was implemented to quickly reduce leverage post-acquisition 1.5x 1.5x 1.5x 1.4x 1.4x 1.3x 1.3x 1.3x FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Net Debt and Adjusted EBITDA are non-GAAP measures; see appendix for reconciliation

Environmental CO2 Measurement and Disclosure Notwithstanding our growth in cement (we grew our asset base 3x over recent years) … … we have continued to make significant progress in reducing our per unit CO2 emissions – on our journey to value chain carbon neutrality Note: Year-to-year variations are heavily influenced by acquisitions, integration activities, divestitures and interval operating postures – e.g., the largest acquisition in company history, Kosmos Cement, occurred in 2020 CO2e/ton cementitious product CO2e as reported 0.86 0.84 0.82 0.80 0.78 0.76 0.74 0.72 2011 2022 Note: Eagle Materials CO2 intensity history and methodology has been independently reviewed and verified by a third-party environmental consultancy (SLR Consulting, headquartered in the UK). Data includes our Texas Lehigh plant that is a JV.

CO2e/ton Cementitious Product, CO2e as reported Progress, 2030 Goals and Longer-Term Aspirations Phase 1 Phase 2 Phase 3 0.9 0.8 0.7 0.6 Product Mix Shift to 100% Limestone 0.5 Cement for all 0.4 construction grades, and Process in conjunction with 0.3 Optimization related actions implies a 0.2 20% Reduction in CO2 0.1 per ton from the 2011 Baseline 0 2010 2020 2030 Net Zero Aspiration: With the development and commercialization of key technologies, e.g., • Carbon capture, transport, use, and storage • Clean hydrogen production and delivery 2040 2050

Appendix

Adjusted EBITDA Reconciliation $ in millions, Fiscal Year Ending March 31 FY 21 FY 22 FY 23 Net Earnings, as reported $ 339 $ 374 $ 462 (Earnings) from Discontinued Operations (5) – –Income Tax Expense 90 101 127 Interest Expense 44 31 35 Depreciation, Depletion and Amortization 129 129 139 EBITDA from Continuing Operations $ 597 $ 635 $ 762 Gain on Sale of Businesses (52) – –Business Development Costs1 7 – –Purchase Accounting2 4 – 2 Loss on Early Retirement of Senior Notes – 8 –Stock-based Compensation3 15 14 17 Adjusted EBITDA from Continuing Operations $ 571 $ 657 $ 782 We present Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) from Continuing Operations and Adjusted EBITDA from Continuing Operations to provide more consistent comparison of operating performance from period to period. EBITDA from Continuing Operations is a non-GAAP financial measure that provides supplemental information regarding the operating performance of our business without regard to financing methods, capital structures or historical cost basis. Adjusted EBITDA from Continuing Operations is also a non-GAAP financial measure that excludes the impact from non-routine items, such as purchase accounting (Non-routine Items) and stock-based compensation. Management uses EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations as alternative bases for comparing the operating performance of Eagle from period to period and for purposes of its budgeting and planning processes. Adjusted EBITDA from Continuing Operations may not be comparable to similarly titled measures of other companies because other companies may not calculate Adjusted EBITDA from Continuing Operations in the same manner. Neither EBITDA from Continuing Operations nor Adjusted EBITDA from Continuing Operations should be considered in isolation or as an alternative to net income, cash flow from operations or any other measure of financial performance in accordance with GAAP. The table beside shows the calculation of EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations and reconciles them to net earnings in accordance with GAAP for the fiscal years ended March 31, 2023, 2022 and 2021.    1 Represents non-routine expenses associated with acquisitions and other strategic transactions. 2 Represents the cost impact of the fair value markup of acquired inventory. 3 The increase in stock-based compensation is due to the retirement of two senior executives during the first quarter of fiscal 2023.

Net Debt to Adjusted EBITDA Reconciliation $ in millions, Fiscal Year Ending March 31 FY 21 FY 22 FY 23 Total debt, excluding debt issuance costs $ 1,015 $ 950 $ 1,100 Cash and cash equivalents 264 19 15 Net Debt $ 751 $ 931 $ 1,084 Adjusted EBITDA from Continuing Operations $ 571 $ 657 $ 782 Net Debt to Adjusted EBITDA from Continuing Operations 1.3x 1.4x 1.4x GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. We define Net Debt as total debt minus cash and cash equivalents to indicate the amount of total debt that would remain if the Company applied the cash and cash equivalents held by it to the payment of outstanding debt. The Company also uses “Net Debt to Adjusted EBITDA from Continuing Operations,” which it defines as Net Debt divided by Adjusted EBITDA from Continuing Operations, as a metric of its current leverage position. We present this metric for the convenience of the investment community and rating agencies who use such metrics in their analysis, and for investors who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions.